U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2009

Hydrogenetics, Inc
(Exact name of registrant as specified in charter)

Florida	000-51036	65-0712902
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 Tower Side Terrace, Ste 1903, Miami, FL	33107
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 313-574-1766

4770 Biscayne Boulevard, Suite 1480, Miami, FL   33179
(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms “we”, “us”, “our”, “our company” refer to Hydrogenetics, Inc., a Florida corporation.

ITEM 8.01.	OTHER EVENTS.

     On January 16, 2009, the Consulting Agreement between Mr. Kevin Sepe and our company was terminated.

     On January 8, 2009, the Company removed Mark Balbier as the Investor Relations contact for our company.

     On January 14, 2009, Mr. Halperin was informed that he had no authority to act in any capacity for our company.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HYDROGENETICS, INC

By:  /s/ Marc A. Walther

Marc A. Walther
Chief Executive Officer

Date: January 28, 2009